Board of Director
                                -----------------
                      Non-Qualifying Stock Option (NSO) Agreement
                      -------------------------------------------
                       for Elected and Bonus Stock Options
                       -----------------------------------

                                    Option No.:     12

                                    Number of Elected Options: 4,193 NSO's
                                    Number of Bonus Options:     839 NSO's
                                    Total Options Granted:     5,032 NSO's
                                    Exercise Price:            $35.15 per share


This Option Agreement ("Agreement") is entered into as of January 1, 2002, between FirstEnergy Corp. ("FE"), and ___________ ("Optionee") and is in lieu of the Board of Directors retainer fee.


SECTION ONE - AWARD

The Board of Directors ("Directors") of FE adopted the FE Executive and Director Incentive Compensation Plan ("Plan") on February 17, 1998. The Plan was subsequently approved by the common stock shareholders on April 30, 1998, and became effective May 1, 1998. According to the terms of the Plan, the Optionee shall receive, as of the above date, the number of Options ("Options") to purchase shares of FE Common Stock ("Shares"), at the above price, based upon the Optionee's elections indicated on the Election Form signed by the Optionee on November 16, 2001.

All grants are considered NSO's, not subject to the provisions of section 422 of the Code.


SECTION TWO - GENERAL TERMS

This Agreement is subject to the following terms and conditions as outlined in the Plan:

Options Accrued
---------------

All Options granted are earned in 2002 in proportion to each month served not to exceed 100%. A full month's credit will be given for time served after the first of the month.

All Bonus options become fully vested after the director has served four years from the date of this grant, subject to the same restrictions as the grant.

Exercise of Options
-------------------

These Options will become exerciseable as of January 1, 2006, which is four years after the grant unless it becomes exerciseable prior to that date due to termination from the Board.

Expiration
----------

These Options expire on December 31, 2011, at 2:00 PM, Akron Time, unless the Options expire earlier due to termination from the Board (or 2:00 PM on the last business day prior to such date, if the date falls on a Saturday, Sunday, or other day when the FirstEnergy General Office is closed).


Termination from the Board
--------------------------
Event of Optionee              Vesting             When Options Expire          Further Information
-----------------              -------             -------------------          -------------------

Retirement               Vesting continues per     Options expire on            As defined by the
                         vesting schedule          December 31, 2011            Board on November 7,
                                                                                1997

Disability               Vesting continues per     Options expire on            As defined under
                         vesting schedule          December 31, 2011            Internal Revenue Code
                                                                                Section 22 (3) (3)

Death, including         100% vesting on date      All options expire the       Shares exercisable by
death after disability,  of death                  earlier of one year after    the beneficiary (per
retirement, or                                     date of death or expiration  Article 12 of the Plan,
resignation before                                 of the grant                 or by will or by the
January 1, 2006                                                                 laws of descent and
                                                                                distribution)

Death after January 1,   Vesting stops upon date   All unvested options are
2006 for any reason      you leave Board           immediately forfeited back
other than disability,                             to the Company.  All vested
vested retirement, or                              options expire the earlier
For Cause                                          of one year after you leave
                                                   the Board or 90 days after
                                                   death, if such death
                                                   occurs prior to one year
                                                   after termination, or the
                                                   expiration of the grant

Termination For          Vesting stops upon date   All vested and unvested      Termination for Cause
Cause                    you leave Board           options are immediately      is defined in section
                                                   forfeited back to the        2.1.6 of the Plan
                                                   Company

Other Termination,       Vesting stops upon date   All unvested options are
including resignation    you leave Board           immediately forfeited back
before January 1,                                  to the Company.  All vested
2006                                               options expire the earlier
                                                   of 90 days after you leave
                                                   the Board or expiration of
                                                   the grant

Other Termination,       Vesting stops upon date   All unvested options are
including resignation    you leave Board           immediately forfeited back
after January 1, 2006                              to the Company.  All vested
                                                   options expire the earlier
                                                   of one year after you leave
                                                   the Board or expiration of
                                                   the grant

Change in Control
-----------------

In the event of a Change in Control (as defined in Section 2.1.7 of the Plan), all options under this Agreement become immediately exerciseable as of the date of the Change in Control.

Effect on the Board  Relationship
-------------------  ------------

Nothing in this Agreement guarantees Board membership with FE, nor does it confer any special rights or privileges to the Optionee.

Adjustments
-----------

In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination, distribution, or other change in corporate structure of FE affecting the Common Stock, the Compensation Committee ("Committee") of the Board of Directors of FE will adjust the number and class of securities in this option in a manner determined appropriate to prevent dilution or diminution of the Option under this Agreement.

Forfeiture
----------

1. All Options not earned in 2002 are immediately forfeited back to the Company upon termination from the Board.

2.   All  Bonus  Options   granted  are  forfeited  back  to  the  Company  upon
     termination from the Board for any reason other than retirement, death, or disability prior to January 1, 2006.

Administration
--------------

1. This Agreement is governed by the laws of the State of Ohio without giving effect to the principles of the conflicts of laws.

2.   The terms and  conditions of this Option may be modified by the  Committee:
     a) in any case permitted by the terms of the Plan or this Option, b) with the written consent of the Optionee, or c) without the consent of the Optionee if the amendment is either not adverse to the interests of the Optionee or is required by law.

3. The administration of this Agreement and the Plan will be performed in accordance with Article 3 of the Plan. All determinations and decisions made by the Committee, the Board, or any delegate of the Committee as to the provisions of the Plan shall be final, conclusive, and binding on all persons.

4. The terms of this Agreement are governed at all times by the official text of the Plan and in no way alter or modify the Plan.

5. If a term is capitalized but not defined in this Agreement, it has the meaning given to it in the Plan.

6. To the extent a conflict exists between the terms of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

SECTION THREE - METHODS OF EXERCISING THE OPTION

Notification  to Exercise
------------  -----------

To exercise an option, the Optionee must submit to the Administrator of the Plan the information below either on a form provided by FE, a broker form, or on a blank sheet of paper:

1.   Number of shares  being  purchased,

2.   The grant price,

3.   The form of payment,

4.   A statement of intention to exercise,

5. The signature of the Optionee, (or legal representative in the case of death or disability), and

6. Any representations or disclosures required by any applicable securities law.

Method of Payment
-----------------

Payment for the transaction and associated brokerage fees may be made through the following methods:

1.   Cash Exercise -- Delivering cash equal to the cost of the exercise.

2. Stock Swap Exercise -- Surrendering certificates of FE stock previously acquired having a Fair Market Value at the time of the exercise equal to the amount of the exercise, along with a small amount of cash, not to exceed the price of one (1) share of stock.

3. Cashless Exercise - Using the net proceeds from the immediate sale of stock to pay for the exercise of the Option, as directed in the written notification to exercise the option.

4.   A combination of any of the above based upon Plan administrative rules.

Withholding Tax
---------------

Though taxes are the responsibility of the Optionee, FE shall have the right to deduct, withhold, or require the Optionee to surrender an amount sufficient to satisfy federal (including FICA and Medicare), state, and/or local taxes required by law to be withheld for any exercise.

SECTION FOUR - TRANSFER OF OPTION

The Option is not transferable during the life of the Optionee. Only the Optionee shall have the right to exercise an option, unless deceased, at which time the option may be exercised by Optionee's beneficiary (as described in Article 12 of the Plan or by will or by the laws of descent and distribution).


                                          FirstEnergy Corp.



                                          By _____________________________
                                                 Corporate Secretary

      I acknowledge receipt of this NSO Agreement and I accept and agree with the terms and conditions stated above.


      ________________________________                  ______________________
          (Signature of Optionee)                              (Date)